Transactions in Foreign Currency	12 Months Ended
Dec. 31, 2022
Disclosure About The Transactions In Foreign Currency [Abstract]
Transactions in foreign currency
5.	Transactions in foreign currency

Transactions in foreign currency take place at the open-market exchange rates published by the Superintendence of Banks, Insurance and Pension Funds Administration. As of December 31, 2022 the exchange rates for transactions in United States dollars, published by this institution, were S/3.808 for purchase and S/3.820 for sale (S/3.975 for purchase and S/3.998 for sale as of December 31, 2021).

As of December 31, 2022 and 2021, the Group had the following assets and liabilities in United States dollars:

	2022	2021
	US$(000)	US$(000)

Assets
Cash and cash equivalents	4,426	51,343
Trade and other receivables	3,262	4,946
Advances to suppliers for work in progress	18,899	10,175
	26,587	66,464

Liabilities
Trade and other payables	(18,399)	(10,356)
Interest-bearing loans and borrowings	(131,612)	(149,612)
	(150,011)	(159,968)
Cross currency swap position	132,000	132,000
Net monetary position	8,576	38,496

As of December 31, 2022 and 2021, the Group has cash currency hedging agreements for its bonds (denominated in US dollars), see note 16. Of the US$132,000,000 shown in the swap position as of December 31, 2022 and 2021, respectively, there are underlying liabilities in the amount of US$131,612,000 and the difference of US$388,000 is maintained as derivative financial instruments at fair value through profit or loss.

During 2022, the net loss originated by the exchange difference was approximately S/1,040,000 (the net loss from exchange difference amounted to S/7,086,000 and S/9,831,000 during 2021 and 2020, respectively). All these results are presented in the caption “Loss from exchange difference, net” in the consolidated statement of profit or loss.